UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

April 29, 2021
Date of Report (date of earliest event reported)

LITHIA MOTORS, INC.
(Exact name of registrant as specified in its charter)

Oregon	001-14733		93-0572810
(State or other jurisdiction of incorporation or organization)	(Commission File Number)		(I.R.S. Employer Identification No.)

150 N. Bartlett Street	Medford	Oregon	97501
(Address of principal executive offices)			(Zip Code)
(541) 776-6401
Registrant's telephone number, including area code

Not Applicable
(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock without par value	LAD	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders

On April 29, 2021, Lithia Motors, Inc. (the “Company”) held its 2021 Annual Meeting of Shareholders (the “2021 Annual Meeting”). The shareholders of the Company voted on the four matters described below. With respect to all matters, each share of Class A Common Stock is entitled to one vote. No shares of Class B Common Stock were issued and outstanding as of the 2021 Annual Meeting.

The Company’s inspector of election certified the following voting results:

Proposal 1: Election of Directors

DIRECTOR	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Sidney B. DeBoer	23,217,712	294,667	46,906	1,844,891
Susan O. Cain	23,188,655	328,384	42,246	1,844,891
Bryan D. DeBoer	23,434,392	115,292	9,601	1,844,891
Shauna F. McIntyre	23,433,665	117,061	8,559	1,844,891
Louis P. Miramontes	23,215,546	300,708	43,031	1,844,891
Kenneth E. Roberts	23,255,853	293,875	9,557	1,844,891
David J. Robino	23,105,639	351,627	102,019	1,844,891

Proposal 2: Approval by Advisory Vote, of Executive Compensation

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
23,271,339	273,207	14,739	1,844,891

Proposal 3: Ratification of Appointment of KPMG LLP as the Company’s Independent Registered Public Accounting Firm for the Year Ending December 31, 2021

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
24,756,607	637,009	10,560	—

Proposal 4: Amendment and Restatement of the Company’s Restated Articles of Incorporation to Eliminate References to Class B Common Stock, Class A Common Stock and Series M Preferred Stock, and to Reclassify the Class A Common Stock as Common Stock

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
25,390,404	2,156	11,616	—

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	May 4, 2021		LITHIA MOTORS, INC.
		By:	/s/ Tina Miller
Tina Miller
Senior Vice President and Chief Financial Officer